EXHIBIT 10.52

                    Home Properties of New York, L.P.
                      Amendment No. Thirty-Four to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective May 19, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                       Amendment No. Thirty-Six to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective June 30, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in various entities owning Elmwood Terrace Apartments, located in Frederick, Maryland.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                      Amendment No. Thirty-Seven to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective August 14, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                      Amendment No. Thirty-Eight to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective September 11, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect the addition of S&S Realty as a limited partner and various other changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                      Amendment No. Thirty-Nine to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective September 29, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in the partnerships owning Hampton Court Apartments, located in Westland, Michigan and Bayberry Place Apartments, Troy, Michigan.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                         Amendment No. Forty to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective November 14, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                       Amendment No. Forty-One to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective December 27, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes, including the issuance of limited partnership interests to certain of the former holders of interests in the partnership owning Cypress Place Apartments, located in Elk Grove Village, Illinois.

GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormick
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                      Amendment No. Forty-Three to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective December 31, 2000 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.


GENERAL PARTNER
Home Properties of New York, Inc.



/s/ Ann M. McCormic
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                    Home Properties of New York, L.P.
                       Amendment No. Forty-Four to
                       Second Amended and Restated
                    Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective February 19, 2001 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect various changes.


GENERAL PARTNER
Home Properties of New York, Inc.



_/s/ Ann M. McCormick
------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact


/s/ Ann M. McCormick
----------------------------
Ann M. McCormick
Secretary

                                                FEBRUARY 19,
                                2001
          SCHEDULE A
 HOME PROPERTIES OF NEW YORK,
             L.P.
PARTNERS, UNITS AND PERCENTAGE
           INTERESTS
        GENERAL PARTNER
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Home Properties of New York,    850 Clinton Square                 426,711.949      1.00000%
Inc.
                                Rochester, New York 14604
       LIMITED PARTNERS
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
PREFERRED UNITS
CLASS A LIMITED PARTNERSHIP
INTERESTS
Home Properties Trust           850 Clinton Square                   1,666,667      3.90584%
                                Rochester, New York 14604
SERIES B PARTNERSHIP PREFERRED
UNITS
Home Properties Trust           850 Clinton Square                   2,000,000      4.68700%
                                Rochester, New York 14604
SERIES C PARTNERSHIP PREFERRED
UNITS
Home Properties Trust           850 Clinton Square                     600,000      1.40610%
                                Rochester, New York 14604
SERIES D PARTNERSHIP PREFERRED
UNITS
Home Properties Trust           850 Clinton Square                     250,000      0.58588%
                                Rochester, New York 14604
SERIES E PARTNERSHIP PREFERRED
UNITS
Home Properties Trust           850 Clinton Square                     300,000      0.70305%
                                Rochester, New York 14604
COMMON UNITS
Home Properties Trust           850 Clinton Square              21,587,922.950     50.59133%
                                Rochester, New York 14604
Home Leasing Corporation        850 Clinton Square                     429,376      1.00624%
                                Rochester, New York 14604
Leenhouts Ventures              850 Clinton Square                       8,010      0.01877%
                                Rochester, New York 14604
Norman P. Leenhouts             850 Clinton Square                         467      0.00109%
                                Rochester, New York 14604
Nelson B. Leenhouts             850 Clinton Square                         219      0.00051%
                                Rochester, New York 14604
Arlene Z. Leenhouts             850 Clinton Square                      50,000      0.11718%
                                Rochester, New York 14604
Nancy E. Leenhouts              850 Clinton Square                      50,000      0.11718%
                                Rochester, New York 14604
Amy L. Tait                     850 Clinton Square                      11,195      0.02624%
                                Rochester, New York 14604
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Amy L. Tait and                 850 Clinton Square                       2,548      0.00597%
   Robert C. Tait               Rochester, New York 14604
Ann M. McCormick                850 Clinton Square                         565      0.00132%
                                Rochester, New York 14604
Ann M. McCormick and            850 Clinton Square                       1,737      0.00407%
   Patrick M. McCormick         Rochester, New York 14604
David P. Gardner                850 Clinton Square                       3,506      0.00822%
                                Rochester, New York 14604
William E. Beach                850 Clinton Square                       2,433      0.00570%
                                Rochester, New York 14604
William E. Beach and            850 Clinton Square                       3,046      0.00714%
   Richelle A. Beach            Rochester, New York 14604
Paul O'Leary                    850 Clinton Square                       3,207      0.00752%
                                Rochester, New York 14604
Richard J. Struzzi              850 Clinton Square                       2,363      0.00554%
                                Rochester, New York 14604
Robert C. Tait                  850 Clinton Square                          70      0.00016%
                                Rochester, New York 14604
Timothy A. Florczak             850 Clinton Square                         600      0.00141%
                                Rochester, New York 14604
Laurie Leenhouts                850 Clinton Square                       6,033      0.01414%
                                Rochester, New York 14604
J. Neil Boger                   27 Arlington Drive                       1,225      0.00287%
                                Pittsford, New York 14534
Joyce P. Caldarone              162 Anchor Drive                         1,225      0.00287%
                                Vero Beach, Florida 32963
Peter L. Cappuccilli, Sr.       605 Genesee Street                       6,250      0.01465%
                                Syracuse, New York 13204
Rocco M. Cappuccilli            605 Genesee Street                       6,250      0.01465%
                                Syracuse, New York 13204
Linda Wells Davey               17 Green Valley Road                     1,225      0.00287%
                                Pittsford, New York 14534
Richard J. Dorschel             32 Whitestone Lane                       1,225      0.00287%
                                Rochester, New York 14618
Elizabeth Hatch Dunn            P.O. Box 14261                           2,450      0.00574%
                                North Palm Beach, Florida
                                33408
Jeremy A. Klainer               295 San Gabriel Drive                      612      0.00143%
                                Rochester, New York 14610
J. Robert Maney                 506 Panorama Trail                       2,450      0.00574%
                                Rochester, New York 14625
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
John A. McAlpin and Mary E.     6270 Bopple Hill Road                    1,225      0.00287%
McAlpin
Trustees or their successors in Naples, New York 14512-9771
trust
under the McAlpin Living Trust,
dated
January 19, 1999 and any
amendments thereto
George E. Mercier               99 Ridgeland Road                        1,225      0.00287%
                                Rochester, New York 14623
Michelle Mercier                99 Ridgeland Road                        1,225      0.00287%
                                Rochester, New York 14623
Jack E. Post                    11 Oakfield Way                          1,225      0.00287%
                                Pittsford, New York 14534
Carolyn M. Steklof              144 Dunrovin Lane                        1,225      0.00287%
                                Rochester, New York 14618
William T. Uhlen, Jr.           5556 Vardon Drive                        2,450      0.00574%
                                Canandaigua, NY 14424
Lawrence R. Brattain            1200 Edgewater Drive                       500      0.00117%
                                Apartment 907
                                Lakewood, OH 44107
C. Terence Butwid               850 Clinton Square                       4,146      0.00972%
                                Rochester, New York 14604
The School of the Holy          100 Groton Parkway                         100      0.00023%
Childhood
                                Rochester, New York 14623
C.O.F. Inc.                     850 Clinton Square                     332,681      0.77964%
                                Rochester, New York 14604
Conifer Development, Inc.       850 Clinton Square                      20,738      0.04860%
                                Rochester, New York 14604
Crossed Family Partnership      850 Clinton Square                       7,200      0.01687%
                                Rochester, New York 14604
Richard J. Crossed              850 Clinton Square                      68,021      0.15941%
                                Rochester, New York 14604
Kathleen M. Dunham              850 Clinton Square                         200      0.00047%
                                Rochester, New York 14604
John H. Fennessey               850 Clinton Square                      30,700      0.07195%
                                Rochester, New York 14604
Timothy D. Fournier             850 Clinton Square                       7,600      0.01781%
                                Rochester, New York 14604
Barbara Lopa                    850 Clinton Square                         100      0.00023%
                                Rochester, New York 14604
Peter J. Obourn                 850 Clinton Square                      30,700      0.07195%
                                Rochester, New York 14604
John Oster                      850 Clinton Square                       3,795      0.00889%
                                Rochester, New York 14604
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Eric Stevens                    850 Clinton Square                         100      0.00023%
                                Rochester, New York 14604
Tamarack Associates             c/o Mr. Timothy D. Fournier              2,316      0.00543%
                                850 Clinton Square
                                Rochester, New York 14604
Tamarack II Associates          850 Clinton Square                       2,027      0.00475%
                                Rochester, New York 14604
Burton S. August                11 Woodbury Place                        4,246      0.00995%
                                Rochester, New York 14618
Charles J. August               47 Woodbury Drive                        4,246      0.00995%
                                Rochester, New York 14618
Robert W. August                222 Shoreham Drive                       1,158      0.00271%
                                Rochester, New York 14618
John H. Cline                   35 Vick Park A                           2,316      0.00543%
                                Rochester, New York 14607
Ralph DeStephano, Sr.           1249-1/2 Long Pond Road                  2,316      0.00543%
                                Rochester, New York 14626
Gerald A. Fillmore              3800 Delano Road                         2,316      0.00543%
F/B/O Living Trust of G.A.F.    Oxford, Michigan 48371
Richard J. Katz, Jr.            136 Spyglass Lane                        2,316      0.00543%
                                Jupiter, Florida 33477
Anwer Masood, MD                1445 Portland Avenue                     2,316      0.00543%
                                Rochester, New York 14621
Ernest Reveal Family Trust      c/o Jim Lieb                               976      0.00229%
 #321001810                     Chase P.O. Box 1412
                                Rochester, New York 14603
Hazel E. Reveal Marital Trust   c/o Jim Lieb                             1,340      0.00314%
 #321001860                     Chase P.O. Box 1412
                                Rochester, New York 14603
Gregory J. Riley, MD            9 Beach Flint Way                        2,256      0.00529%
                                Victor, New York 14564
Thomas P. Riley                 346 Beach Avenue                         2,316      0.00543%
                                Rochester, New York 14612
William G. vonberg              8 Old Landmark Drive                     2,316      0.00543%
                                Rochester, New York 14618
Cheryl S. Bickett Trustee U/T/A 70 Woodland Road                         2,316      0.00543%
  dated June 2, 1994            Short Hills, New Jersey 07078
Stephen C. Whitney              9 Devonwood Lane                           869      0.00204%
                                Pittsford, New York 14534
Mr. and Mrs. Frank Zamiara      136 Mendon-Ionia Road                    2,316      0.00543%
                                Mendon, New York 14506
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Daniel Solondz                  968 Stuyvesant Avenue                  261,678      0.61324%
                                Union, New Jersey 07063
Gaby Solondz 1997 Trust dated   28 Fordham Road                         25,000      0.05859%
9/1/97
                                Livingston, NJ 07039
Philip J. Solondz               P.O. Box 641                           236,678      0.55466%
                                500 Morris Avenue, Suite A104
                                Springfield, NJ 07081-0641
Julia Weinstein                 308 E. 72nd St., Apt. 3D                56,051      0.13136%
                                New York, New York 10021
Peter B. Baker                  300 Park Street                          4,871      0.01142%
                                Haworth, NJ  07641
John F. Barna                   11 Hummingbird Lane                      5,977      0.01401%
                                Darien, CT 06820
Nadine L. Barna                 11 Hummingbird Lane                      4,042      0.00947%
                                Darien, CT 06820
Robert E. & Barbara T. Buce     16846 Glynn Drive                        1,282      0.00300%
                                Pacific Palisades, CA 90272
Vincent J. Cannella Living      14657 Amberleigh Hill Court              4,635      0.01086%
Trust
                                St. Louis, MO 63017
John J. Chopack                 202 Hedgemere Drive                        444      0.00104%
                                Devon, PA  19333
Harris R. Chorney               43 Mountain Brook Road                     705      0.00165%
                                West Hartford, CT  06117
Ralph W. Clermont               2311 Clifton Forge Drive                 1,324      0.00310%
                                St. Louis, MO 63131
Thomas J. Coffey                5 Brampton Road                            662      0.00155%
                                Malvern, PA 19355
Barbara G. Collins              2141 Ponus Ridge                         1,324      0.00310%
                                New Canaan, CT 06840
Charles T. Collins              684 Fernfield Circle                     5,942      0.01393%
                                Wayne, PA 19087
John D. Collins                 2141 Ponus Ridge Road                    6,227      0.01459%
                                New Canaan, CT  06840
Patricia A. Collins             684 Fernfield Circle                       388      0.00091%
                                Wayne, PA 19087
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Michael A. Conway               15 Berndale Drive                        6,227      0.01459%
                                Westport, CT  06880
Veronica A. Conway              15 Berndale Drive                        3,571      0.00837%
                                Westport, CT 06880
Mildred M. Cozine               5 Manchester Court                       1,986      0.00465%
                                Morristown, NJ 07960
William J. Cozine               5 Manchester Court                       6,663      0.01561%
                                Morristown, NJ 07960
Kenneth Daly                    1359 Shadowoak Drive                     1,104      0.00259%
                                Malvern, PA 19355
Anthony J. Del Tufo             29 Fox Glen Drive                          462      0.00108%
                                Stamford, CT 06903
Jack C. Dixon                   16 Lands End Drive                       3,589      0.00841%
                                Greensboro, NC 27408-3841
Priscilla M. Elder              230 Sundial Court                        5,788      0.01356%
                                Vero Beach, FL 32963-3469
Doris E. Ficca                  415 Lancaster Avenue, Unit 8               776      0.00182%
                                Haverford, PA 19041
John J. Ficca, Jr.              415 Lancaster Avenue - Unit 8            9,150      0.02144%
                                Haverford, PA 19041
John & Doris Ficca              415 Lancaster Avenue, Unit 8             2,295      0.00538%
                                Haverford, PA 19041
Alfred W. Fiore                 27 Copper Beach Road                       444      0.00104%
                                Greenwich, CT 06830
Carol T. Fish                   38 Cedar Knoll Road                      6,006      0.01408%
                                Cockeysville, MD 21030
Jeffrey Fish                    602 Spring Avenue                          450      0.00105%
                                Lutherville, MD  21093
Joseph H. Fisher                345 W. Mountain Road                    10,600      0.02484%
                                West Simsbury, CT 06092
John A. Flack                   89  Perkins Road                           642      0.00150%
                                Grenwich, CT  06830
F. David Fowler                 9724 Beman Woods Way                     1,821      0.00427%
                                Potomac, MD 20854
Freedom House Foundation        P.O. Box 67                                200      0.00047%
                                Glen Gardner, NJ 08826-0367
James L. Goble                  10260 Strait Lane                       11,228      0.02631%
                                Dallas, TX  75229
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
LaVonne B. Graese               Diane M. Graese, Trustee                28,859      0.06763%
Grantor Retained Annuity Trust  1704 Cordoba Canyon Street
dated 3/31/99                   Las Vegas, Nevada  89117
LaVonne B. Graese, Trustee      5193 Fairway Oaks Drive                 20,462      0.04795%
                                Windermere, FL 34786
James J. Grifferty              57 Woods Lane                           23,515      0.05511%
                                Scarsdale, NY 10583
John M. Guinan                  4 Denford Drive                            778      0.00182%
                                Newtown Square, PA 19073
M. Candace Guinan               4 Denford Drive                            773      0.00181%
                                Newtown Square, PA 19073
William A. Hasler               102 Golden Gate Avenue                     923      0.00216%
                                Belvedere, CA 94920
Maxine S. Holton                12861 Marsh Landing                      6,418      0.01504%
                                Palm Beach Gardens, FL 33418
Thomas L. Holton                12861 Marsh Landing                      8,136      0.01907%
                                Palm Beach Gardens, FL 33418
Mary Anne Hopkins               1121 Tintern Drive                       6,202      0.01453%
                                Ambler, PA 19002
Richard Isserman                165 W. 66th Street                       4,428      0.01038%
                                Apartment 21B
                                New York, New York 10023
Thomas F. Keaveney              1420 Regatta Drive                       8,016      0.01879%
                                Wilmington, NC  28405
Patrick W. Kenny                33 Fulton Place                            642      0.00150%
                                West Hartford, CT 06107
Frank Kilkenny and Irene M.     42 Highland Circle                       5,884      0.01379%
Kilkenny
  JTWROS                        Bronxville, NY 10708
Janet T. Klion                  25 Bailiwick Road                        7,608      0.01783%
                                Greenwich, CT  06831
Howard J. Krongard              9 Cornell Way                            8,387      0.01965%
                                Upper Montclair, NJ 07043
League of Women Voters of New   204 West State Street                      350      0.00082%
Jersey
Education Fund                  Trenton, New Jersey 08608
Louis E. Levy                   26 Farmstead Road                       15,586      0.03653%
                                Short Hills, NJ  07078
Sandra H. Levy                  26 Farmstead Road                        3,000      0.00703%
                                Short Hills, NJ  07078
RJL Marital Trust I             c/o William E. Logan                     2,835      0.00664%
                                3613 Sarah Drive
                                Wantagle, NY 11793
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Jerome Lowengrub                7 Lee Terrace                            6,211      0.01456%
                                Short Hills, NJ  07078
Kelly Lowengrub Custodian for   30 Randall Shea Drive                      300      0.00070%
   Kaycee Lowengrub             Swansea, MA 02777-2912
Kelly Lowengrub Custodian for   30 Randall Shea Drive                      350      0.00082%
   Kate Lowengrub               Swansea, MA 02777-2912
Kelly Lowengrub Custodian for   30 Randall Shea Drive                      200      0.00047%
  Kristopher Lowengrub          Swansea, MA 02777-2912
Kelly Lowengrub                 30 Randall Shea Drive                      250      0.00059%
                                Swansea, MA  02777-2912
Kenneth Lowengrub               30 Randall Shea Drive                      200      0.00047%
                                Swansea, MA  02777-2912
Michael C. Lowengrub Custodian  3 Shoreham Drive West                      250      0.00059%
for
  Robin Lowengrub               Dix Hills, NY 11746-6510
Michael C. Lowengrub Custodian  3 Shoreham Drive West                      500      0.00117%
for
  Jason Lowengrub               Dix Hills, NY 11746-6510
Nancy Lowengrub, custodian for  3 Shoreham Drive, West                     250      0.00059%
 Robin Lowengrub                Dix Hills, NY 11746
Roderick C. McGeary             1911 Waverly Street                      3,710      0.00869%
                                Palo Alto, CA 94301
Ingunn T. McGregor              Two Cherry Lane                          8,335      0.01953%
                                Old Greenwich, CT 06870-1902
Michael Meltzer                 6362 Innsdale Drive                        887      0.00208%
                                Los Angeles, CA 90068
Martin F. Mertz                 150 East 69th Street                     6,700      0.01570%
                                New York, New York 10021
Bernard J. Milano               134 MacIntyre Lane                         662      0.00155%
                                Allendale, NJ  07401
Burton M. Mirsky                21 Woodcrest Drive                       4,216      0.00988%
                                Morristown, NJ  07960
Thomas J. Murphy                208 N. Edmonds Avenue                      923      0.00216%
                                Havertown, PA 19083
Museum of the City of New York  1220 Fifth Avenue                          851      0.00199%
                                New York, New York 10029
Mary Jane & Jay Patchen         9406 Mary Tucker Cove                    1,324      0.00310%
                                Memphis, TN 38133
Michael C. Plansky              156 Beach Avenue                           802      0.00188%
                                Larchmont, NY 10538
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Dorothy Powers                  892 Castle Falls Drive                   2,728      0.00639%
                                Atlanta, GA 30329
Henry A. Quinn                  603 Benson House                       145,383      0.34071%
                                Rosemont, PA  19010
Michael G. Regan                14 Brenner Place                        10,984      0.02574%
                                Demarest, NJ 07627
Lavoy Robison                   1001 Green Oaks Drive                    2,469      0.00579%
                                Littleton, CO 80121
Eugene G. Schorr                KPMG Peat Marwick                          444      0.00104%
                                345 Park Avenue
                                New York, NY  10154
William Simon                   KPMG Peat Marwick                       12,212      0.02862%
                                725 South Figueroa Street
                                Los Angeles, CA 90017
Dallas E. Smith                 1018 Fourth Street, #101                   222      0.00052%
                                Santa Monica, CA 90403
Edward F. Smith                 1031 Lawrence Avenue                     2,194      0.00514%
                                Westfield, NJ 07090
Harold I. Steinberg Revocable   1221 Ranleigh Road                       2,855      0.00669%
 Inter Vivos Trust under        McLean, VA 22101
agreement
dated 5/24/91
Denis J. Taura                  90 Montadale Drive                       8,892      0.02084%
                                Princeton, NJ  08540
Shaileen & Timothy Tracy        111 Lampwick Lane                        1,100      0.00258%
                                Fairfield, CT 06430
Timothy P. Tracy Pension Trust  111 Lampwick Lane                        1,552      0.00364%
                                Fairfield, CT 06430
Edward W. Trott                 97 Sea Beach Drive                       4,176      0.00979%
                                Stamford, CT 06902
Unitarian Universalist          1911 Cliff Valley Way NE                 1,080      0.00253%
Congregation
of Atlanta                      Atlanta, GA 30329
                                Attn: Walter L. Hodges
Donald J. VanFossan             2200 Fairoaks Road                         786      0.00184%
                                Decatur, GA 30033
James K. VanFossan              3187 Francine Drive                        785      0.00184%
                                Decatur, GA 30033
Katharine E. Van Riper          57 Foremost Mountain Road                9,311      0.02182%
                                Montville, NJ 07045
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Eileen M. Walsh                 37 Beechwood Road                          449      0.00105%
                                Irvington, NY 10533
Lillian D. Walsh                29986 Maple View Drive                   2,835      0.00664%
                                Rainier, OR 97048
Sam Yellen                      22433 Oxnard Street                      9,938      0.02329%
                                Woodland, CA 91367
Thomas J. Yoho                  12 Indian Rock Lane                      1,572      0.00368%
                                Greenwich, CT 06830
___________________________________________________________
B&L Realty Investments          21790 Coolidge Highway                  33,560      0.07865%
  Limited Partnership           Oak Park, MI 48237
Berger/Lewiston Associates      21790 Coolidge Highway               1,076,594      2.52300%
  Limited Partnership           Oak Park, MI 48237
Big Beaver-Rochester Properties 21790 Coolidge Highway                 528,348      1.23818%
  Limited Partnership           Oak Park, MI 48237
Century Realty Investment       21790 Coolidge Highway                  99,195      0.23246%
Company
  Limited Partnership           Oak Park, MI 48237
Greentrees Apartments           21790 Coolidge Highway                 275,905      0.64658%
  Limited Partnership           Oak Park, MI 48237
Kingsley-Moravian Company       21790 Coolidge Highway                 376,288      0.88183%
  Limited Partnership           Oak Park, MI 48237
Stephenson-Madison Heights      21790 Coolidge Highway                 104,541      0.24499%
Company
  Limited Partnership           Oak Park, MI 48237
Southpointe Square Apartments   21790 Coolidge Highway                 155,623      0.36470%
  Limited Partnership           Oak Park, MI 48237
Woodland Garden Apartments      21790 Coolidge Highway                 319,860      0.74959%
  Limited Partnership           Oak Park, MI 48237
___________________________________________________________
John M. DiProsa                 32 Sydenham Road                         6,150      0.01441%
                                Rochester, NY 14609
Claude S. Fedele                12 Beckenham Lane                       23,765      0.05569%
                                Fairport, NY 14450
Gabriel W. Gruttadaro           6 Powder Mill Drive                     11,150      0.02613%
                                Pittsford, NY 14534
Anthony M. Julian               204 Angelus Drive                        5,575      0.01307%
                                Rochester, NY 14622
Natalie M. Julian               204 Angelus Drive                        5,575      0.01307%
                                Rochester, NY 14622
Joanne M. Lobozzo               1176 Hillsboro Cove Circle             164,145      0.38467%
                                Webster, NY 14580
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Geraldine B. Lynch              92 Eagle Ridge Circle                    3,922      0.00919%
                                Rochester, NY 14617
Michael E. McCusker and Elaine  6 Talbot Drive                          31,687      0.07426%
R.
McCusker, Trustees under the    Penfield, New York 14526
Michael E.
and Elaine R. McCusker Living
Trust dated
August 30, 1994
Jack P. Schifano                916 Highland Trails Avenue               3,961      0.00928%
                                Henderson, NV 89015
Stephen W. Hall                 P.O. Box 370068                         90,000      0.21092%
                                Las Vegas, NV 89137-0068
Donald H. Schefmeyer            63262 Orange Road                      102,250      0.23962%
                                South Bend, IN 46614
___________________________________________________________
Beverly B. Bernstein            P.O. Box 25370                          72,304      0.16944%
                                Washington, DC 20007
Leona Libby Feldman             575 Greensward Lane                      4,388      0.01028%
                                Delray Beach, FL 33445
Park Shirlington Apartments     c/o 11501 Huff Court                    72,304      0.16944%
 Limited Partnership            N. Bethesda, MD 20895
Lauren Libby Pearce             537 Hilarie Road                        21,938      0.05141%
                                St. Davids, PA 19807
Steven M. Reich 1976 Trust      c/o Stephen A. Bodzin Trustee           29,656      0.06950%
FBO Lisa B. Reich               1156 15th Street, NW
                                Suite 329
                                Washington, DC 20005
Steven M. Reich 1976 Trust      c/o Stephen A. Bodzin Trustee           29,657      0.06950%
FBO Hilary L. Reich             1156 15th Street, NW
                                Suite 329
                                Washington, DC 20005
Amy S. Rubenstein               252 Collingwood Street                  11,627      0.02725%
                                San Francisco, CA 94114
Barton S. Rubenstein            4003 Underwood Street                   13,689      0.03208%
                                Chevy Chase, MD 20815
Beth Dana Rubenstein            251 Surrey Street                       13,689      0.03208%
                                San Francisco, CA 94131
Amy Sara Rubenstein             252 Collingwood Street                   2,062      0.00483%
                                San Francisco, CA 94114
Lee G. Rubenstein               4915 Linnean Avenue, NW                  2,808      0.00658%
                                Washington, DC 20008
Sarah Selsky                    1801 East Jefferson Street              42,779      0.10025%
                                Apartment 608
                                Rockville, MD 20852
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Tower Capital, LLC              11501 Huff Court                       279,782      0.65567%
                                N. Bethesda, MD 20852
WHC Associates, LLC             7201 Wisconsin Avenue                   83,364      0.19536%
                                Suite 650
                                Bethesda, MD 20814
___________________________________________________________
Estate of Merrill L. Bank       c/o Herbert Bank, Helen S.              19,783      0.04636%
                                Bank and
                                Penny Bank, Personal
                                Representatives
                                200 Bradley Place, Unit 305
                                Palm Beach, FL 33480
Ariel Golden Behr               151 W. 88th Street                       1,469      0.00344%
                                New York, NY 10027
Doris Berliner                  7 Slade Avenue                           2,637      0.00618%
                                Apartment 108
                                Baltimore, MD 21208
Phillip Chmar                   7 Slade Avenue                           3,830      0.00898%
                                Apartment 713
                                Baltimore, MD 21208
Louis K. Coleman                2508 Guilford Avenue                     7,152      0.01676%
                                Baltimore, MD 21218
Paul Goldberg                   7111 Park Heights Avenue,                  509      0.00119%
                                Apartment 712
                                Baltimore, MD 21215
Carol Golden                    P.O. Box 9691                            2,486      0.00583%
                                Jerusalem, Israel 91090
Joseph Goldman                  5250 Linnean Avenue, NW                  3,661      0.00858%
                                Washington, D.C. 20015
Dr. Milton L. Goldman           3240 Patterson Street, N.W.              8,363      0.01960%
                                Washington, D.C. 20015-1661
Samuel and Esther Hanik         5800 Nicholson Lane                     16,582      0.03886%
                                Apartment 1-903
                                Rockville, MD 20852
Muriel Hettleman Revocable      Muriel Hettleman, Trustee                6,906      0.01618%
Trust
                                1 Slade Avenue
                                Apartment 203
                                Baltimore, MD 21208
Charles Heyman                  3409 Old Post Drive                      1,406      0.00329%
                                Baltimore, MD 21208
Samuel Hillman Marital Trust    Bank of America                          9,758      0.02287%
                                Business Advisory & Valuation
                                Services
                                P.O. Box 842056
                                Dallas, TX 75284-2056
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Samuel Hillman Residuary Trust  Bank of America                          9,758      0.02287%
                                Business Advisory & Valuation
                                Services
                                P.O. Box 842056
                                Dallas, TX 75284-2056
Marvin A. Jolson                7812 Ridge Terrace                       1,018      0.00239%
                                Baltimore, MD  21208
Arnold S. Kaplan                1001 Light Street                        5,274      0.01236%
                                Baltimore, MD 21230
Stanley A. Kaplan               2216 Shefflin Court                      5,275      0.01236%
                                Baltimore, MD 21209
Ellen S. Feinglass              One Oak Hollow Court                     5,275      0.01236%
                                Balitmore, MD 21208
Milton Klein                    1 Slade Avenue                           7,305      0.01712%
                                Apartment 706
                                Baltimore, MD 21208
Dr. Lee Kress                   417 Barby Lane                           7,152      0.01676%
                                Cherry Hill, NJ 08003
Richard & Cheryl Kress          15 W. Aylesbery Road                     7,152      0.01676%
                                Suite 700
                                Timonium, MD 21093
William Kress Marital Trust     c/o Richard Kress Trustee               60,305      0.14132%
                                15 W. Aylesbery Road
                                Suite 700
                                Timonium, MD 21093
Elmer W. Leibensperger          1900 Dumont Court                          859      0.00201%
                                Timonium, MD 21093
Merrill & Natalie S. Levy       5906 Eastcliff Drive                     2,637      0.00618%
                                Baltimore, MD 21209
Gertrude Myerberg               2227 Ibis Isle Road East                14,611      0.03424%
                                Palm Beach, FL 33480
Bertha Pollock                  5550 Tuckerman Lane                      2,486      0.00583%
                                Apartment 442
                                Rockville, MD 20852
Lawrence E. Putnam Family Trust 3241 Worthington Street, NW              5,424      0.01271%
                                Washington, DC 20015
Stephen F. Rosenberg            3 Greenwood Place                          367      0.00086%
                                Suite 307
                                Baltimore, MD 21208
Z. Valeere Sass, Trustee        758 Regency Lakes Drive, E501            2,637      0.00618%
                                Boca Raton, FL 33433
Isidore Schnaper                11 Slade Avenue                         10,421      0.02442%
                                Apartment 304
                                Baltimore, MD 21208
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
M. Gerald Sellman Revocable     2 Yearling Way                          18,347      0.04300%
Trust
Agreement dated November 30,    Lutherville, MD 21093
1998
Albert Shapiro Revocable Trust  Albert Shapiro, Trustee                 13,196      0.03092%
  dated 10/6/89 and amended     100 Sunrise Avenue
4/20/00
                                Palm Beach, FL 33480
Earle K. Shawe                  Shawe & Rosenthal                       85,085      0.19940%
                                20 S. Charles Street
                                Baltimore, MD 21201
Rhoda E. Silverman, Trustee     R. Silverman Revoc. Trust                1,469      0.00344%
                                4701 Willard Avenue
                                Apartment 1034
                                Chevy Chase, MD 20815
Herbert J. Siegel               20 Pleasant Ridge Drive,               419,094      0.98215%
                                Suite A
                                Owings Mills, MD 21117
Siegel Family, LLLP             c/o Herbert J. Siegel                   31,995      0.07498%
                                20 Pleasant Ridge Drive,
                                Suite A
                                Owings Mills, MD 21117
Dr. Edgar Sweren                77 Seminary Farm Road                    1,018      0.00239%
                                Timonium, MD 21093
Dr. Myra Jody Whitehouse        1 Staffordshire Road                     2,085      0.00489%
                                Cherry Hill, NJ 08003
Ms. Terry Whitehouse            3706 Taylor Street                       2,085      0.00489%
                                Chevy Chase, MD 20815
___________________________________________________________
Harold M. Davis                 2180 Twinbrook Road                    229,754      0.53843%
                                Berwyn, PA 19312
Nicholas V. Martell             Realend Properties                     229,754      0.53843%
                                1000 Chesterbrook Blvd.,
                                Suite 100
                                Berwyn, PA 19312
R.C.E. Developers, Inc.         1000 Chesterbrook Blvd                   4,642      0.01088%
                                Berwyn, PA 19312
___________________________________________________________
Frances Berkowitz               29 East 64th Street                      1,358      0.00318%
                                Apartment 7D
                                New York, New York 10021
Richard A. Eisner               1107 Fifth Avenue                       10,180      0.02386%
                                New York, New York 10128
Michael Glick                   1035 Fifth Avenue                       18,664      0.04374%
                                New York, New York 10028
Ronnie Glick                    1035 Fifth Avenue                        1,696      0.00397%
                                Apartment 14B
                                New York, New York 10028
Claire Morse                    240 Lee Street                           5,090      0.01193%
                                Brookline, MA 02445-5915
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Enid Morse                      840 Park Avenue                          5,090      0.01193%
                                #7/8A
                                New York, New York 10021
Lester Morse, Jr.               840 Park Avenue                         19,088      0.04473%
                                #7/8A
                                New York, New York 10021
Richard  Morse                  240 Lee Street                           6,999      0.01640%
                                Brookline, MA 02445
___________________________________________________________
Leslie G. Berman                1100 Reisterstown Road #202             39,094      0.09162%
                                Baltimore, MD 21208
___________________________________________________________
Norman J. Cohen Living Trust    1547 Island Lane                        17,025      0.03990%
  UAD 8/8/88                    Bloomfield Hills, MI 48302
Rochelle Fang                   253 West 73rd Street                     6,767      0.01586%
                                Apartment 14A
                                New York, NY 10023
Aaron H. Ginsberg Living Trust  Aaron H. Ginsberg, Trustee               4,597      0.01077%
  UAD 11/25/86                  30875 River Crossing
                                Bingham Farms, MI 48025
Anne Ginsberg Living Trust      Anne Ginsberg, Trustee                   4,511      0.01057%
  UAD 7/27/98                   30875 River Crossing
                                Bingham Farms, MI 48025
Sandra Greenstone               10918 Kirwick                           28,332      0.06640%
                                Houston, TX 77024
Sharon Hart                     5377 Old Pond Way                       10,215      0.02394%
                                West Bloomfield, MI 48323
Shirley Latessa                 Two Fifth Avenue, #12A                   9,023      0.02115%
                                New York, NY 10011
Laurence M. Sims                120 Canberra                             4,257      0.00998%
                                Gwinn, MI 49841
Estate of Fred H. Keidan        Marian Keidan Seltzer                    4,256      0.00997%
                                Personal Representative
                                7431 Woodlore Drive
                                West Bloomfield, MI 48323
Lynn Morgan                     9565 Rod Road                            2,128      0.00499%
                                Alpharetta, Georgia 30022
Vivian K. Berry and             Vivian K. Berry Revocable                4,256      0.00997%
                                Trust
  Milton L. Berry, Trustee      10485 Elgin
                                Huntington Woods, MI 48070
Daniel Levenson                 1000 Old Carriage Court                  2,128      0.00499%
                                Apex, NC 27502
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Dave Muskovitz Associates       c/o Melvn Muskovitz                     34,156      0.08004%
  Limited Partnership           2101 Woodside
                                Ann Arbor, MI 48104
Jerry Muskovitz                 6085 Ledgeway Drive                     34,156      0.08004%
                                West Bloomfield, MI 48322
Jerome Pershin Marital Trust    Helen Pershin, Trustee                  22,771      0.05336%
  Dated 2/13/75                 25225 Franklin Park Drive
                                Franklin, MI 48025
Ran Family Limited Partnership  2025 W. Long Lake Road                   9,640      0.02259%
                                Suite 104
                                Troy, MI 48098
Phyllis Ring                    330 E. Strawberry Drive                 10,215      0.02394%
                                Mill Valley, CA 94941
Annette Stollman                7500 N.E. Dolphin Drive                  9,640      0.02259%
                                Bainbridge Island, WA 98110
Bernard H. Stollman Living      Bernard H. Stollman, Trustee            29,437      0.06899%
Trust
  UAD 8/17/87                   2025 W. Long Lake Road
                                Suite 104
                                Troy, MI 48098
Gerald H. Stollman              4864 Hidden Lane                        17,025      0.03990%
                                West Bloomfield, MI 48323
Melvyn J. Stollman Trust        Bernard H. Stollman, Trustee            29,481      0.06909%
                                2025 W. Long Lake Road
                                Suite 104
                                Troy, MI 48098
Stollman Investments, LLC       Gerald H. Stollman, Manager             43,071      0.10094%
                                2025 W. Long Lake Road
                                Suite 104
                                Troy, MI 48098
West Side Real Estate Corp.     Bernard H. Stollman,                     3,405      0.00798%
                                President
                                2025 W. Long Lake Road
                                Suite 104
                                Troy, MI 48098
___________________________________________________________
William S. Beinecke             99 Park Avenue                           1,946      0.00456%
                                Suite 2200
                                New York, New York 10016
Robert K. Kraft                 c/o Chestnut Hill Management             1,946      0.00456%
                                Corp.
                                One Boston Place
                                Boston, MA 02108
Robert J. Sharp                 121 Middlebrook Farm Road                1,946      0.00456%
                                Wilton, CT 06897
                                                                     Number of    Percentage
NAME AND IDENDIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
___________________________________________________________
Patricia D. Moore Trust No. 413 51267 Windsor Manor Court                6,687      0.01567%
                                South Bend, IN 46530
___________________________________________________________
The Enid Barden Trust of        Enid Barden, Trustee                    11,758      0.02755%
  June 28, 1995                 74 E. Long Lake Road
                                Bloomfield Hills, MI 48304-
                                2379
Fairway Property Company        32270 Telegraph Road                     5,324      0.01248%
                                Suite 200
                                Birmingham, MI 48025
David A. Gumenick, Trustee      Capital Management Trust                 7,454      0.01747%
                                30160 Orchard Lake Road-110
                                Farmington Hills, MI 48334
David Herskovitz                1055 Trailridge Lane                     2,130      0.00499%
                                Atlanta, GA 30338
Constance W. Jacob              26110 Carol Avenue                       2,662      0.00624%
                                Franklin, MI 48025
The Howard J. Leshman Revocable Howard J. Leshman, Trustee               7,839      0.01837%
 Trust Dated May 20, 1983 as    74 E. Long Lake Road
Amended
  and Restated on March 4, 1998 Bloomfield Hills, MI 48304-
                                2379
Lyle Properties Limited         Marc W. Pomeroy, General                11,758      0.02755%
Partnership                     Partner
                                74 E. Long Lake Road
                                Bloomfield Hills, MI 48304-
                                2379
David K. Page                   2290 First National Building             7,986      0.01872%
                                Detroit, MI 48226
Keith J. Pomeroy Trust of       Keith J. Pomeroy, Trustee               22,406      0.05251%
12/13/76
 as Amended and Restated        74 E. Long Lake Road
6/28/95
                                Bloomfield Hills, MI 48304-
                                2379
David Sillman                   6421 Inkster Road                       31,965      0.07491%
                                Suite 200
                                Bloomfield Hills, MI 48301
Lionel J. Stober Trust          Lionel J. Stober, Trustee                5,324      0.01248%
                                6013 Shawdow Lake Drive
                                Toledo, OH 43623
Ruth Stober                     6670 Vachon Court                        5,324      0.01248%
                                Bloomfield Hills, MI 48301
Ari Stutz                       732 W. Grace Street                      2,662      0.00624%
                                Apartment 2W
                                Chicago, IL  60613
Jonah L. Stutz                  29757 Farmbrook Villa Lane               5,324      0.01248%
                                Southfield, MI 48034
Leah Stutz                      6677 Girvin                              2,662      0.00624%
                                Oakland, CA 94611
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Steven I. Victor Trust          401 S. Old Woodward                      5,324      0.01248%
                                Suite 333
                                Birmingham, MI 48009
Woodridge Properties Limited    Stephen R. Polk, Managing               15,972      0.03743%
Partnership                     General Partner
                                26955 Northwestern Highway
                                Southfield, MI 48034
___________________________________________________________
Richard Bacas                   2413 N. Edgewood Street                  2,136      0.00501%
                                Arlington, VA  22207-4926
Julie Belinkie                  1120 Connecticut Ave NW,                 7,854      0.01841%
                                #1200
                                Washington, DC  20036
David Bender                    1120 Connecticut Ave NW,                 7,854      0.01841%
                                #1200
                                Washington, DC  20036
Jay Bender                      12721 Maidens Bower Dirve                6,283      0.01472%
                                Potomac, MD  20854-6052
Lisa Bender-Feldman             2579 Eagle Run Lane                      6,283      0.01472%
                                Ft. Lauderdale, FL 33327
Scott M. Bender Revocable       12700 Glen Mill Road                     6,283      0.01472%
Trust dated 4/20/98             Potomac, MD  20854
Barbara Bender-Laskow           8303 Larkmeade Terrace                   7,854      0.01841%
                                Potomac, MD  20854
Caplin Family Investments, LLC  c/o Mortimer Caplin                    111,705      0.26178%
                                Caplin & Drysdale
                                One Thomas Circle
                                Washington, DC 20005
Michael A. Caplin               8477 Portland Place, NW                 26,284      0.06160%
                                McLean, VA  22102
Jeremy O. Caplin                360 Ardwood Road                        39,425      0.09239%
                                Earlysville, VA  22936
Catherine Caplin                1219 Sunset Plaza Drive, #7             32,854      0.07699%
                                Los Angeles, CA  90069-1254
The Caplin Family Trust         P.O. Box 854                            32,854      0.07699%
                                Pebble Beach, CA 93953
Community Realty Company, Inc.  6305 Ivy Lane, Suite 210               160,360      0.37580%
                                Greenbelt, MD 20770
Benedict C. Cosimano            3505 Fulton Street, NW                   2,136      0.00501%
                                Washington, DC  20007
Samuel Diener, Jr. Revocable    Samuel Diener, M.D., Trustee            16,758      0.03927%
Trust
                                786 Eastern Point Road
                                Annapolis, MD  21401
Clarence Dodge, Jr. Revocable   5146 Palisade Lane                     154,036      0.36098%
Trust
  dated 1/10/92                 Washington, DC  20016
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Marcia Esterman Living Trust    Marcia Esterman, Trustee                 7,900      0.01851%
                                5709 Mayfair Manor Drive
                                Rockville, MD  20852
Lydia Funger McClain            12201 Lake Potomac Terrace              21,807      0.05110%
                                Potomac, MD  20854
William S. Funger               6 Great Elm Court                       21,807      0.05110%
                                Potomac, MD  20854
Keith P. Funger                 10530 South Glen Road                   21,807      0.05110%
                                Potomac, MD  20854
Morton Funger                   1650 Tysons Boulevard, #620            150,898      0.35363%
                                McLean, VA  22102
Bernard S. Gewirz               1730 K Street, NW #1204                 50,219      0.11769%
                                Washington, DC  20006
Bernard and Sarah Gewirz        1730 K Street, NW #1204                 16,000      0.03750%
Foundation
                                Washington, DC  20006
Steven B. Gewirz                1730 K Street, NW  #1204                 7,150      0.01676%
                                Washington, DC  20006
Michael AK Gewirz               1730 K Street, NW  #1204                 9,534      0.02234%
                                Washington, DC  20006
Diane Goldblatt                 Apt 420                                  5,713      0.01339%
                                10500 Rockville Pike
                                Rockville, MD  20852
Herbert Goldblatt               11936 Canfield Road                      5,713      0.01339%
                                Potomac, MD  20854
Barbara Goldman                 1624 Belvedere Boulevard                 7,900      0.01851%
                                Silver Spring, MD  20902
Theodore L. Gray                1200 Jossie Lane                         1,971      0.00462%
                                McLean, VA  22102
Eileen Greenberg                1120 Connecticut Ave NW,                 7,854      0.01841%
                                #1200
                                Washington, DC  20036
Hermen Greenberg                1050 Connecticut Ave., NW            1,006,836      2.35952%
                                #444
                                Washington, DC  20036
William Kaplan, Trustee         19674 Waters End Drive, #1002           83,779      0.19634%
 and all successor trustees of  Boca Raton, Florida 33434
 the William Kaplan Revocable
Trust
 dated May 17, 2000
Herman Kraft                    Sunrise Assisted Living, #212            2,628      0.00616%
                                5910 Wilson Blvd.
                                Arlington, VA  22205
Patricia A. Mancuso             11912 Tallwood Court                       493      0.00116%
                                Potomac, MD  20854
Charles and Lupe Mancuso,       9421 Reach Road                            493      0.00116%
T.B.T.E.
                                Potomac, MD  20854
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Melanie F. Nichols              21 Crescent Lane                        21,801      0.05109%
                                San Anselmo, CA  94960
Jeffrey W. Ochsman              9505 Newbridge Drive                    21,807      0.05110%
                                Potomac, MD  20854
Bruce D. Ochsman                8905 Hunt Valley Court                  21,807      0.05110%
                                Potomac, MD  20854
Ralph Ochsman                   1650 Tysons Boulevard, #620            150,898      0.35363%
                                McLean, VA  22102
Michael P. & Esther K. Ochsman  Tenants By the Entirety                 21,807      0.05110%
                                5600 Wisconsin Avenue
                                Chevy Chase, MD  20815
Sharon Lynn Ochsman             c/o Terri Weisenberger                  21,807      0.05110%
                                1650 Tysons Blvd. #620
                                McLean, VA  22102
Wendy A. Ochsman                90720 Holloway Hill Court               21,807      0.05110%
                                Potomac, MD  20854
Ralmor Corporation              c/o Terri Weisenberger                 392,503      0.91983%
                                1650 Tysons Blvd., #620
                                McLean, VA  22102
Jerome Shapiro                  9511 Orion Court                         7,903      0.01852%
                                Burke, VA  22015
Sophie B. Shapiro Family Trust  c/o Bobbie Goldman                      62,369      0.14616%
                                1624 Belvedere Boulevard
                                Silver Spring, MD  20902
Albert H. Small                 1050 Connecticut Ave., NW            1,006,836      2.35952%
                                #444
                                Washington, DC  20036
David Stearman                  5630 Wisconsin Avenue, #1007            83,779      0.19634%
                                Chevy Chase, MD  20815
Juanita H. West Trust           c/o Martin R. West III                  19,255      0.04512%
                                3 Farm Haven Court
                                Rockville, MD  20852
Martin R. West, III             3 Farm Haven Court                       5,776      0.01354%
                                Rockville, MD  20852
___________________________________________________________
Arthur Baitch                   119 Swan Hill Court                     14,785      0.03465%
                                Baltimore, MD  21208
Stuart Brager                   6 Schloss Court                          4,290      0.01005%
                                Baltimore, MD  21208-1926
David C. Browne                 910 Rambling Drive                      77,222      0.18097%
                                Baltimore, MD  21228
C. Coleman Bunting, Jr.         RD 1, Box 140                           15,369      0.03602%
                                Selbyville, DE  19975
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Genine Macks Fidler             4750 Owings Mills Blvd                 101,126      0.23699%
                                Owings Mills, MD  21117
Josh E. Fidler                  4750 Owings Mills Blvd                  72,539      0.17000%
                                Owings Mills, MD  21117
Thomas O'R. Frech               16 Deer Woods Ct                         9,473      0.02220%
                                Glen Arm, MD  21057
Melvin Friedman, M.D.           8108 Anita Rd.                          10,738      0.02516%
                                Baltimore, MD  21208
George H. Greenstein            7724 Grasty Rd.                          9,771      0.02290%
                                Baltimore, MD  21208
Mildred Hemstetter              47-H Queen Anne Way                      2,123      0.00498%
                                Chester, MD  21619
Sanford G. Jacobson             Suite 616, 901 Dulaney Valley           17,620      0.04129%
                                Rd.
                                Towson, MD  21204
James C. Johnson and            3955 Olean Gateway                       2,145      0.00503%
  Sandra J. Johnson             Linkwood, MD  21835
William R. Kahn                 7903 Long Meadow Rd.                     8,279      0.01940%
                                Baltimore, MD  21208
Kanode Partnership              8213 A Stevens Rd.                      77,222      0.18097%
                                Thurmont, MD  21788
Allan Krumholz and              5404 Springlake Way                      4,290      0.01005%
  Francine Krumholz             Baltimore, MD  21212
Burton H. Levinson              11 Slade Ave #316                       15,047      0.03526%
                                Baltimore, MD  21208
Eugene K. Lewis and             842 Wyndemere Way                        3,600      0.00844%
 Suzanne D. Lewis               Naples, FL  34105
Arthur M. Lopatin Revocable     11312 Wingfood Dr.                       4,931      0.01156%
Trust
                                Boynton Beach, FL  33437
Lawrence Macks                  4750 Owings Mills Blvd                 173,664      0.40698%
                                Owings Mills, MD  21117
Martha Macks                    3908 N. Charles St., #500               90,886      0.21299%
                                Baltimore, MD  21218
Morton J. Macks                 4750 Owings Mills Blvd                 343,442      0.80486%
                                Owings Mills, MD  21117
Joseph M. Mosmiller             687 Ardmore Lane                         4,290      0.01005%
                                Naples, FL  34108
Oscar Camp                      7560 Fairmont Court                      4,991      0.01170%
                                Boca Raton, FL 33496
Orlinsky Family Limited         899 N.E. 32nd Street                     2,145      0.00503%
Partnership
                                Boca Raton, FL  33431
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Albert Perlow                   7903 Winterset Ave.                      4,290      0.01005%
                                Baltimore, MD  21208
Anne Louise Perlow              10 Talton Court                          6,435      0.01508%
                                Baltimore, MD  21208
Alleck A. Resnick               3402 Old Forest Rd.                      4,290      0.01005%
  Harriet Resnick               Baltimore, MD  21208
Stanley Safier                  6210 Frankford Ave.                      4,290      0.01005%
                                Baltimore, MD  21206
Arnold Sagner                   PO Box 416                              11,065      0.02593%
                                Ellicott City, MD  21041
Donald I. Saltzman              3407 Engelmeade Rd.                      5,434      0.01273%
                                Baltimore, MD  21208
Murray Saltzman Revocable       c/o Murray Saltzman                      2,145      0.00503%
Living
   Trust u/a/d 9/5/95           8216 N.W. 80th Street
                                Tamarac, FL  33321
William G. Scaggs               1520 Royal Palm Way                      8,579      0.02010%
                                Boca Raton, FL  33432
Earle K. Shawe                  c/o Shawe & Rosenthal                   29,645      0.06947%
                                20 S. Charles Street
                                Baltimore, MD  21201
Steven D. Shawe                 Shawe & Rosenthal                        5,014      0.01175%
                                20 S. Charles Street
                                Baltimore, MD  21201
Karolyn Solomon                 3706 Breton Way                          4,991      0.01170%
                                Baltimore, MD  21208-1707
William B. Warren               Dewey  Ballantine LLP                    2,145      0.00503%
                                1301 Avenue of Americas
                                New York, NY  10019
Robert M. Wertheimer            9 Greenlea Drive                         2,145      0.00503%
                                Baltimore, MD  21208
___________________________________________________________
Leonard Klorfine                1105 Bryn Tyddyn Drive                 170,312      0.39913%
                                Gladwyne, PA 19035
Greenacres Associates           1105 Bryn Tyddyn Road                   59,896      0.14037%
                                Gladwyne, PA 19035
Ridley Brook Associates         1105 Bryn Tyddyn Road                   97,917      0.22947%
                                Gladwyne, PA 19035
___________________________________________________________
Community Investment            120 Albany Street                       54,150      0.12690%
Strategies, Inc.
                                8th Floor
                                New Brunswick, New Jersey
                                08901
___________________________________________________________
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Louis J. Siegel                 The Siegel Organization                    143      0.00034%
                                20 Pleasant Ridge Drive
                                Suite A
                                Owings Mills, MD 21117
Andrew N. Siegel                71 Beecham Court                           143      0.00034%
                                Owings Mills, MD 21117
___________________________________________________________
Ronald Altman                   38 Crawford Road                       162,062      0.37979%
                                Harrison, NY 10528
Cottonwood Associates           c/o The Gateside Corporation             2,446      0.00573%
                                555 Theodore Fremd Avenue
                                Suite B-304
                                Rye, New York 10580
Estate of David M. Dolgenos     Ronald Altman, Executor                556,675      1.30457%
                                Weissbarth, Altman &
                                Michaelson
                                156 W. 56th Street
                                New York, New York 10019
Norman Feinberg                 c/o The Gateside Corporation           162,057      0.37978%
                                555 Theodore Fremd Avenue
                                Suite B-304
                                Rye, New York 10580
Gateside-Bryn Mawr Company,     c/o The Gateside Corporation             5,603      0.01313%
L.P.
                                555 Theodore Fremd Avenue
                                Suite B-304
                                Rye, New York 10580
King Road Associates            c/o The Gateside Corporation            22,899      0.05366%
                                555 Theodore Fremd Avenue
                                Suite B-304
                                Rye, New York 10580
Sagar Points, Inc.              c/o Parker Chapin - J.                  58,858      0.13793%
                                Poretsky
                                Parker Chapin LLP
                                405 Lexington Avenue
                                New York,  New York 10174
Staf-Arms Corp.                 c/o Parker Chapin - J.                 225,689      0.52890%
                                Poretsky
                                Parker Chapin LLP
                                405 Lexington Avenue
                                New York,  New York 10174
Helene Sterling Trust Under     Helene Sterling, Trustee                 6,398      0.01499%
  Trust dated 4/14/89           12 Schoolhouse Lane
                                Great Neck, New York 11020
___________________________________________________________
Macomb Apartments Limited       David Schostak                         151,672      0.35544%
Partnership
                                25800 Northwestern Highway
                                Suite 750
                                Southfield, MI 48075
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Deerfield Woods Venture Limited David Schostak                          72,684      0.17034%
  Partnership                   25800 Northwestern Highway
                                Suite 750
                                Southfield, MI 48075
___________________________________________________________
Lois M. Brodsky                 55 Woods Lane                           29,324      0.06872%
                                Boynton Beach, Florida 33436
Roni Slavin Pekins              10 Beards Landing                        5,865      0.01374%
                                Durham, New Hampshire 03824
Evelyn Schabb                   P.O. Box 1377                           29,324      0.06872%
                                Brooklynville, MD 21022
The Slavin Children Trust       c/o Richard L. Philipson,               58,649      0.13744%
                                Trustee
                                8601 Georgia Avenue, Suite
                                1001
                                Silver Spring, MD 20910
Doris E. Slavin                 6912 Barrett Lane                      117,297      0.27489%
                                Bethesda, MD  20814
James M. Slavin                 6308 Lenox Road                         14,662      0.03436%
                                Bethesda, MD 20817
Jeffrey Zane Slavin             5706 Warwick Place                       5,865      0.01374%
                                Chevy Chase, MD 20815
Jonathan M. Slavin              6308 Lenox Road                         14,662      0.03436%
                                Bethesda, MD 20817
Sanford Slavin                  6912 Barrett Lane                      158,352      0.37110%
                                Bethesda, MD 20814
SS Associates, LLC              c/o Sanford Slavin, Member               5,865      0.01374%
                                200-A Monroe Street, Suite
                                105
                                Rockville, MD 20850
___________________________________________________________
S&S Realty Company              124 Cedarhurst Avenue                   52,004      0.12187%
                                Cedarhurst, NY 11516
___________________________________________________________
David & Lily Broner             4686 Maura Lane                          2,365      0.00554%
                                West Bloomfield, MI 48323
Nettie Cohen                    15075 West Lincoln Drive                 1,182      0.00277%
                                #1028
                                Oak Park, MI 48237
Ada Eisenfeld                   38 Breitmeyer Place                      1,182      0.00277%
                                Mount Clemens, MI 48043
William Farber                  32640 Whatley Road                       2,365      0.00554%
                                Franklin, MI 48025
Richard Frank                   25631 Avondale                           2,365      0.00554%
                                Dearborn Hts., MI 48125
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Sam Frank                       3467 Sutton Place                        1,182      0.00277%
                                Bloomfield Hills, MI 48301
Joel S. Golden                  4661 McEwen Drive                          394      0.00092%
                                Bloomfield Hills, MI 48302
Harvey Gordon                   1348 Charrington Road                    2,365      0.00554%
                                Bloomfield Hills, MI 48301
Robert J. Gordon                One Woodward Avenue                        394      0.00092%
                                Suite 2400
                                Detroit, MI 48226
Seymour Gordon Living Trust     31090 Nottingham                         1,182      0.00277%
                                Franklin, MI 48025
Jeffrey G. Heuer                4736 Wendrick Avenue                       394      0.00092%
                                West Bloomfield, MI 48324
Austin Kanter                   100 Galleria Office Centre               2,365      0.00554%
                                #401
                                Southfield, MI 48034
Ellsworth & Janet Levine        8315 Lincoln Drive                       2,365      0.00554%
                                Huntington Woods, MI 48043
Stanford Morris Revocable       4210 N.W. 24th Way                       2,365      0.00554%
Trust, U/T/A
dated July 10, 1980             Boca Raton, FL 33431
Cecil G. Raitt                  28470 S. Harwich                           394      0.00092%
                                Farmington Hills, MI 48334
Gary Shapiro                    7001 Orchard Lake Road #200              2,122      0.00497%
                                West Bloomfield, MI 48322
Harry Shapiro                   4786 Tara Court                          4,487      0.01052%
                                West Bloomfield, MI 48323
Richard Silverman               7111 Lindenmere                          2,365      0.00554%
                                Bloomfield Hills, MI 48301
Lawrence K. Snider              1320 N. State Parkway                      394      0.00092%
                                Chicago, IL 60610
Gerald Timmis                   4733 West Wickford                       1,182      0.00277%
                                Bloomfield Hills, MI 48302
Arthur A. Weiss                 One Woodward Avenue                        394      0.00092%
                                Suite 2400
                                Detroit, MI 48226
Louis & Crystal Whitaker        4798 S. Florida. Avenue #406             2,365      0.00554%
                                Lakeland, FL 33813
Eleanor Thal Wolf, Trustee of   1896 Pine Ridge Court                    2,365      0.00554%
the
Eleanor Thal Wolf Revocable     Bloomfield Hills, MI 48302
Living Trust
U/A/D dated January 15, 1991
___________________________________________________________
Jonathan P. Rye                 1301 W. Long Lake Road                   2,189      0.00513%
                                Suite 190
                                Troy, MI 48098
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
John K. Rye                     1301 W. Long Lake Road                 107,255      0.25135%
                                Suite 190
                                Troy, MI 48098
___________________________________________________________
Deborah M. Allen                1171 Drewsbury Court                     2,065      0.00484%
                                Smyrna, GA 30080
Seymour Bagan Trust             4220 W. Chase Avenue                     6,452      0.01512%
                                Lincolnwood, IL 60712
Bank One Trust Company, NA      P.O. Box 37                              8,465      0.01984%
 as Trustee of the Anthony J.   Westerville, OH 43086-0037
DelBianco Trust
Bernard Ecker                   408 Sunset Lane                          5,162      0.01210%
                                Glencoe, IL 60122
Irving M. Friedman              5519 Hyde Park Blvd.                     4,129      0.00968%
                                Chicago, IL 60637
Martin L. Gecht                 1110 N. Lakeshore Drive #34             13,306      0.03118%
                                Chicago, IL 60611-1054
Robert D. Gecht                 852 W. George                            1,032      0.00242%
                                Chicago, IL 60657
Gail Goldstein                  1111 Crofton                             1,290      0.00302%
                                Highland Park, IL60035
Esther Steinback Kane           1300 N. Lake Shore Drive                 4,645      0.01089%
                                Apartment 9D
                                Chicago, IL  60610
Harold A. Katz                  1180 Terrace Ct.                         4,129      0.00968%
                                Glencoe, IL 60022
Hilton R. Leibow                800 Midway Road                          4,645      0.01089%
                                Northbrook, IL 60062
Carol Linch                     284 Hastings Road                        1,290      0.00302%
                                Highland Park, IL 60035
Miriam Lutwak Revocable Trust   1764 Lake Avenue                         2,581      0.00605%
                                Highland Park, IL 60035
David A. Nathan and Sonia D.    10155 Collins Avenue #205                5,162      0.01210%
Nathan,
   Tenants in the Entirety      Bal Harbour, FL 33154
Gladys Newman                   4001 Hillcrest Drive                     2,581      0.00605%
                                Apartment 417
                                Hollywood, FL 33021
Lawrence Perlman                180 E. Pearson Street                    2,323      0.00544%
                                Apartment 4106
                                Chicago, IL 60611
Jerome Schur, Trustee           2416 Meadow Drive South                  1,032      0.00242%
                                Wilmette, IL 60091
                                                                     Number of    Percentage
NAME AND IDENTIFYING NUMBER     BUSINESS OR RESIDENCE ADDRESS       UNITS HELD      INTEREST
Manford Steinfeld               499 Merchandise Mart                     2,323      0.00544%
                                Chicago, IL 60654
Bernard R. Wolf                 3504 Lakeview Drive                      2,673      0.00626%
                                Hazelcrest, IL 60429
David F. Wolf                   Freemont Group                           2,065      0.00484%
                                515 North State Street
                                Suite 2305
                                Chicago, IL  60610
Jonathan C. Wolf                7228 Werkner Road                        2,065      0.00484%
                                Chelsea, MI 48118
TOTAL UNITS/INTERESTS                                           42,671,194.899       100.00%
                                                                                                          \w

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